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                                                                    EXHIBIT 99.3

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     I, Nancy A. Richardson, Chief Financial Officer of Microtune, Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        Very truly yours,

                                        Microtune, Inc.

                                        By:     /s/ Nancy A. Richardson
                                                -------------------------------
                                                Chief Financial Officer
                                                General Counsel and Secretary

August 14, 2002